As of January 31, 2011, the following persons or entities now own more than 25% of a funds voting security.

Person/Entity

ULTRABULL
TRUST COMPANY OF AMERICA	29.77%

ULTRAEUROPE
PERSHING LLC			40.93%

ULTRAJAPAN
NATIONAL FINANCIAL SERVICES LLC	26.51%

REAL ESTATE
CHARLES SCHWAB AND CO INC	42.66%

BANKS
NATIONAL FINANCIAL SERVICES LLC	29.18%

HEALTHCARE ULTRASECTOR
NATIONAL FINANCIAL SERVICES LLC	46.78%

INTERNET
NATIONAL FINANCIAL SERVICES LLC	30.07%

CONSUMER SERVICES ULTRASECTOR
TD AMERITRADE INC FOR THE	26.70%

CONSUMER GOODS ULTRASECTOR
CHARLES SCHWAB AND CO INC	37.32%

TECHNOLOGY
CHARLES SCHWAB AND CO INC	25.76%

SEMICONDUCTOR
CHARLES SCHWAB AND CO INC	53.15%

MOBILE TELECOMMUNICATIONS ULTRASECTOR
NATIONAL FINANCIAL SERVICES LLC	25.55%

ULTRA SHORT CHINA
NATIONAL FINANCIAL SERVICES LLC	34.13%

LARGE CAP GROWTH
CHARLES SCHWAB AND CO INC	34.71%

LARGE CAP VALUE
TD AMERITRADE INC FOR THE	27.51%

ULTRASHORT DOW 30
NATIONAL FINANCIAL SERVICES LLC	35.94%

ULTRA SHORT SMALL CAP
PERSHING LLC			36.20%

SHORT REAL ESTATE
TD AMERITRADE INC FOR THE	26.26%

ULTRASHORT JAPAN
AZUMA LP			28.93%

ULTRA INTERNATIONAL
PERSHING LLC			66.97%

ULTRA SHORT INTERNATIONAL
TRUST COMPANY OF AMERICA	65.83%

ULTRA SHORT EMERGING MARKETS
TRUST COMPANY OF AMERICA	43.36%

ULTRA LATIN AMERICA
NATIONAL FINANCIAL SERVICES LLC	26.90%



As of January 31, 2011, the following
persons or entities no longer own
more than 25% of a funds voting security.


SMALL-CAP VALUE
NATIONAL FINANCIAL SERVICES LLC	7.50%

CONSUMER GOODS
NATIONAL FINANCIAL SERVICES LLC	8.11%

ULTRAINTERNATIONAL
NATIONAL FINANCIAL SERVICES LLC	11.15%

PHARMACEUTICALS
NATIONAL FINANCIAL SERVICES LLC	11.58%

PHARMACEUTICALS
NATIONAL FINANCIAL SERVICES LLC	11.58%

SHORT NASDAQ-100
NATIONAL FINANCIAL SERVICES LLC	11.66%

ULTRASHORT CHINA
CHARLES SCHWAB & CO INC		11.71%

ULTRASHORT MID-CAP
CHARLES SCHWAB AND CO INC	12.11%

SHORT OIL & GAS
NATIONAL FINANCIAL SERVICES LLC	12.14%

SEMICONDUCTOR
NATIONAL FINANCIAL SERVICES LLC	12.27%

SMALL-CAP GROWTH
TD AMERITRADE INC FOR THE	12.67%

MOBILE TELECOMMUNICATIONS
CHARLES SCHWAB AND CO INC	13.08%

ULTRABULL
CHARLES SCHWAB AND CO INC	13.79%

MID-CAP GROWTH
TD AMERITRADE INC FOR THE	15.27%

ULTRASHORT JAPAN
CHARLES SCHWAB AND CO INC	16.69%

BULL
NATIONAL FINANCIAL SERVICES LLC	18.10%

LARGE-CAP GROWTH
NATIONAL FINANCIAL SERVICES LLC	18.76%

SHORT REAL ESTATE
CHARLES SCHWAB AND CO INC	19.48%

RISING RATES
CHARLES SCHWAB AND CO INC	20.52%

SHORT REAL ESTATE
NATIONAL FINANCIAL SERVICES LLC	21.89%

SMALL-CAP GROWTH
NATIONAL FINANCIAL SERVICES LLC	23.27%

ULTRASMALL-CAP
CHARLES SCHWAB AND CO INC	24.03%

CONSUMER SERVICES
NATIONAL FINANCIAL SERVICES LLC	24.51%

SMALL-CAP
TRUST COMPANY OF AMERICA	8.99%

SHORT SMALL-CAP
TRUST COMPANY OF AMERICA	0.00%

ULTRA DOW 30
TRUST COMPANY OF AMERICA	0.00%

RISING U.S DOLLAR
NATIONAL FINANCIAL SERVICES LLC	7.45%

ULTRACHINA
TD AMERITRADE INC FOR THE	22.85%